JUNE 21, 2023
SUPPLEMENT TO
HARTFORD SMALL CAP GROWTH HLS FUND SUMMARY PROSPECTUS
DATED MAY 1, 2023
This Supplement contains new and additional information and should be read in connection with your Summary Prospectus.
Mammen Chally, CFA announced his plan to retire and withdraw from the partnership of Wellington Management Company LLP’s parent company, and effective June 30, 2024, he will no longer serve as a portfolio manager for the Hartford Small Cap Growth HLS Fund. David A. Siegle, CFA and Douglas W. McLane, CFA will remain as portfolio managers for the Hartford Small Cap Growth HLS Fund. Effective immediately, under the heading “Management” in the above referenced Summary Prospectus, the following footnote is added next to Mr. Chally’s name in the portfolio manager table:
*
Mammen Chally, CFA announced his plan to retire and withdraw from the partnership of Wellington Management’s parent company, and effective June 30, 2024, he will no longer serve as a portfolio manager for the Fund. Mr. Chally’s portfolio management responsibilities will transition to David A. Siegle, CFA in the months leading up to his departure.
This Supplement should be retained with your Summary Prospectus for future reference.
HV-7627
June 2023